UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   March 8, 2004

CNS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-16612	41-1580270

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7615 Smetana Lane Eden Prairie, MN		55344

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(952) 229-1500

(more)

Items 1-4, 6, 8 and 10-12 are not applicable and therefore omitted.

ITEM 5.   OTHER EVENTS.

ITEM 9.   REGULATION FD DISCLOSURE

         On March 8, 2004, CNS, Inc. (the “Company”) issued a press release, attached hereto as Exhibit 99.1, announcing revised guidance for the fourth quarter ending March 31, 2004 and its product plans for fiscal year 2005. In connection with this press release, the Company held a telephone conference on March 8, 2004. Attached hereto as Exhibit 99.2 are certain remarks of Marti Morfitt, the Company’s Chief Executive Officer, made at the March 8, 2004 telephone conference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

The following is filed as an Exhibit to this Report:

Exhibit No.	Description of Exhibit
99.1	Press release issued March 8, 2004.
99.2	Certain comments of Marti Morfitt, Chief Executive Officer at Telephone Conference March 8, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CNS, INC.
By:	/s/ Marti Morfitt

Marti Morfitt President and Chief Executive Officer

Dated: March 9, 2004